Exhibit 10a(1)

LIMITED SUPPLEMENTAL BENEFITS PLAN

FOR CERTAIN EMPLOYEES OF

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

AND ITS SUBSIDIARIES

Amended December 2008, Effective as of January 1, 2009

LIMITED SUPPLEMENTAL BENEFITS PLAN
FOR CERTAIN EMPLOYEES OF
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
AND ITS SUBSIDIARIES

TABLE OF CONTENTS

Page

1.	PURPOSE	1

2.	DEFINITIONS OF TERMS USED IN THE PLAN	1

3.	DEATH BENEFIT	6

4.	RETIREMENT BENEFIT	7

5.	LIMITATION OF BENEFITS	11

6.	PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT	12

7.	AMENDMENT OR TERMINATION OF THE PLAN	12

8.	WHAT CONSTITUTES NOTICE	12

9.	ADVANCE DISCLAIMER OF WAIVER	12

10.	EFFECT OF INVALIDITY OF ANY PART OF THE PLAN	12

11.	PLAN BINDING ON ANY SUCCESSOR	12

12.	FUNCTION OF THE COMMITTEE	13

13.	LAW GOVERNING THE PLAN	13

14.	MISCELLANEOUS	13

-i-

LIMITED SUPPLEMENTAL BENEFITS PLAN
FOR CERTAIN EMPLOYEES OF
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
AND ITS SUBSIDIARIES

1.

PURPOSE. The purpose of this Plan is to assist the Company in attracting and retaining a stable pool of key managerial talent and to encourage long-term key employee commitment to the Company by providing selected employees of the Company with certain limited supplemental death and retirement benefits as defined herein. The Plan is intended to provide such benefits to a select group of management or highly compensated employees within the meaning of ERISA who terminate employment with the Company and its ERISA Affiliates after becoming eligible for immediately payable periodic benefits under the Pension Plan or for early or normal retirement benefits under the Cash Balance Plan.

The Plan is hereby amended, effective as of January 1, 2009, to conform the Plan to certain requirements of Code Section 409A, to provide for lump sum payments of death benefits, to revise provisions relating to lump sum payments of de minimis benefits and to make certain other style and conforming changes. The terms contained herein shall supersede all prior iterations of the Plan.

2.	DEFINITIONS OF TERMS USED IN THE PLAN. As used in the Plan, the following words and phrases shall have the meanings indicated:

(a)

“Beneficiary” — Any person or persons selected by a Participant on a form provided by the Company who may become eligible to receive the benefits provided under this Plan in the event of such Participant’s death.

	(c)	“Cash Balance Plan” — The Cash Balance Pension Plan of Public Service Enterprise Group Incorporated.

	(d)	“Change in Control” — For the purposes of the Plan, a Change in Control of the Company shall mean the occurrence of any of the following events:

(i)

any “person” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended from time to time (the “Act”)) is or becomes the beneficial owner within the meaning of Rule 13d-3 under the Act (a “Beneficial Owner”), directly or indirectly, of the Company’s securities of (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities, excluding any person who becomes such a

Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)

the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 15, 1998, constitute the board of directors of the Company (“Board”) and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 15, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)

there is consummated a merger or consolidation of the Company or any direct or indirect wholly owned subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 75% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing subparagraphs (i), (ii), (iii) and (iv), a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(e)	“Code” — The Internal Revenue Code of 1986, as amended. A reference to a section of the Code` shall also refer to any regulations and other guidance issued under that section.

(f)	“Committee” — The Employee Benefits Committee of the Company as selected by its Board of Directors.

(g)	“Company” — Public Service Enterprise Group Incorporated.

(h)	“Compensation” —

(i)

For the purposes of calculating the Death Benefit pursuant to Paragraph 3 of the Plan, as to any Participant, Compensation shall be equal to the annual rate of salary of the Participant in effect at the date of death; and

(ii)

For the purposes of calculating the retirement benefit pursuant to Paragraph 4 of the Plan, as to any Participant, Compensation shall be equal to the annual average of the total remuneration paid to such Participant for services rendered to the Company during the five years prior to his Retirement, but excluding:

(A)

the Company’s cost for any public or private employee benefit plan other than elective contributions that are made by the Company on behalf of a Participant which are not includable in income under Code Section 125, 132(f)(4) or 401(k); and

		(B)	all awards to the Participant under the Company’s Long-Term Incentive Compensation Plan.

Notwithstanding the foregoing, for purposes of Paragraph 4, Compensation shall not exceed 150% of the average of the Participant’s annual base salary in effect as of January 1 for the five years prior to and including the year in which the Participant’s Retirement occurs.

(i)	“ERISA” — The Employee Retirement Income Security Act of 1974, as amended. A reference to a section of ERISA shall also refer to any regulations and other guidance issued under that section.

(j)

“ERISA Affiliate” — (a) any organization while it is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; or (b) any trades or businesses (whether or not incorporated) while they are under common control (as defined in Code Section 414(c)) with the Company.

(k)

“Participant” — Each employee of the Company or an ERISA Affiliate nominated by the Chief Executive Officer of the Company and designated by the Company’s Employee Benefits Policy Committee. The Chief Executive Officer of the Company shall nominate such select and key employees of the Company and its ERISA Affiliates upon such terms as he shall deem appropriate due to the employee’s responsibilities and opportunity to contribute substantially to the financial and operating objectives of the Company.

(l)	“Pension Plan” — The Pension Plan of Public Service Enterprise Group Incorporated.

(m)	“Plan” — The Limited Supplemental Benefits Plan for Certain Employees of Public Service Enterprise Group Incorporated and its Subsidiaries, the terms of which are contained herein

(n)	“Reinstatement Plan” — The Retirement Income Reinstatement Plan for Non-Represented Employees of Public Service Enterprise Group Incorporated and its Affiliates

(o)	“Retirement” — For the purposes of the Plan, Retirement shall mean either (i) or (ii), as the case may be:

(i)

in the case of a Participant who participates in the Pension Plan, the Participant shall incur a Retirement for purposes of the Plan if he or she incurs a Separation from Service with the Company and its ERISA Affiliates after having attained age 65 or when the sum of Participant’s age and credited service are equal to or exceed 80. In applying this provision, the Participant shall receive additional years of age and service in accordance with any employment, change in control, or similar arrangement applicable to the Participant, provided the Participant incurs a termination of service from the Company and its ERISA Affiliates during the two-year period commencing upon the date of a Change in Control.

(ii)

in the case of a Participant who participates in the Cash Balance Plan, the Participant shall incur a Retirement for purposes of the Plan if he or she incurs a Separation from Service with the Company and its ERISA Affiliates attaining age 65 or attaining age 55 and completing five or more years of credited service (as defined in the Cash Balance Plan). In applying this provision, the Participant shall receive additional years of age and service in accordance with any employment, change in control, or similar arrangement applicable to the Participant, provided the Participant incurs a termination of service from the Company and its ERISA Affiliates during the two-year period commencing upon the date of a Change in Control.

Retirement shall not include termination of service with the right to a deferred pension under the Pension Plan or a deferred retirement benefit or early commencement of payment of a participant’s Cash Balance Account under the Cash Balance Plan.

(p)

“Retirement Plan” — Any pension plan within the meaning of ERISA, excluding (i) the Pension Plan, the Cash Balance Plan and all defined contribution plans maintained by the Company or an ERISA Affiliate, except insofar as any such defined contribution plan may provide supplementary benefits to the Pension Plan or the Cash Balance Plan, (ii) this Plan and (iii) all deferred compensation plans, tax credit employee stock ownership plans and thrift plans, and all other profit-sharing plans which are not the principal retirement benefit of a plan sponsor, maintained by sponsors other than the Company.

(q)

“Separation from Service” — Subject to paragraphs (i) and (ii), a Participant’s termination from employment with the Company and all ERISA Affiliates, whether by retirement or resignation from or discharge by the Company or an ERISA Affiliate.

	(i)	A Separation from Service shall be deemed to have occurred if a Participant and the Company or any ERISA Affiliate reasonably anticipate, based on the facts and circumstances, that either:

		(A)	the Participant will not provide any additional services for the Company or an ERISA Affiliate after a certain date; or

(B)

the level of bona fide services performed by the Participant after a certain date will permanently decrease to no more than 50% of the average level of bona fide services performed by the Participant over the immediately preceding 36 months.

(ii)

If a Participant is absent from employment due to military leave, sick leave, or any other bona fide leave of absence authorized by the Company or an Affiliate and there is a reasonable expectation that the Participant will return to perform services for the Company or an ERISA Affiliate, a Separation from Service will not occur until the later of:

		(A)	the first date immediately following the date that is six months after the date that the Participant was first absent from employment; or

(B)

the date the Participant no longer retains a right to reemployment, to the extent the Participant retains a right to reemployment with the Company or any ERISA Affiliates under applicable law or by contract.

If a Participant fails to return to work upon the expiration of any military leave, sick leave, or other bona fide leave of absence where such leave is for less than six months, the Separation from Service shall occur as of the date of the expiration of such leave.

(r)

“Specified Employee” — An individual who is a key employee (as defined in Code Section 416(i) without regard to Code Section 416(i)(5)) of the Company at any time during the 12-month period ending on each December 31 (the “identification date”). If an individual is a key employee as of an identification date, the individual shall be treated as a Specified Employee for the 12-month period beginning on the April 1 following the identification date. Notwithstanding the foregoing, an individual shall not be treated as a Specified Employee unless any stock of the Company or an ERISA Affiliate is publicly traded on an established securities market or otherwise.

	(s)	“Voting Stock” — Outstanding stock of a corporation entitled to vote in the election of the directors of that corporation.

3.	DEATH BENEFIT.

(a)

Amount of Benefit — If a Participant dies while in the active employment of the Company or an ERISA Affiliate, the Company shall provide a death benefit to such Participant’s Beneficiary in an amount equal to 150% of the Participant’s Compensation, adjusted to the nearest $1,000, or to the next highest $1,000 if such Compensation is a multiple of $500 but not of $1,000.

(b)

Payment of Benefit — Upon the death of a Participant during employment with the Company or an ERISA Affiliate, the Company shall pay the benefit computed in accordance with Paragraph 3(a) in a lump sum as of the first day of the month following the Participant’s date of death or as soon as administratively practicable after such date, but in no event later than the last day permitted under Code Section 409A for treating a delayed payment as having been made on such payment date.

4.	RETIREMENT BENEFIT.

	(a)	General — At Retirement, the Company shall provide each Participant with a retirement benefit calculated as provided in this Paragraph 4.

Notwithstanding any other provision of this Plan to the contrary, the Plan benefit payable to Frederick W. Lark and Richard D. Quinn, III, each of whom commenced a phased retirement during 2008, shall be calculated as of December 31, 2008 and shall be paid commencing as of January 31, 2009.

	(b)	Determination of Benefit —

(i) Pension Plan Participants:

(A)

The Participant’s Compensation shall be multiplied by an amount equal to one one-hundredth of the sum of (x) the number of the Participant’s years of credited service under the Pension Plan at Retirement (including any additional years of age and service provided to the Participant in accordance with any employment, change in control, or similar arrangement applicable to the Participant so long as the Participant incurs a termination of service from the Company and its ERISA Affiliates during the two-year period commencing upon the date of a Change in Control), (y) the number of any additional years of service credit to which the Participant may be entitled from the Company under the Mid-Career Supplemental Retirement Income Plan of Public Service Enterprise Group Incorporated and its Affiliates or any written arrangement with the Company or an ERISA Affiliate Company (excluding any written arrangement between the Company or ERISA Affiliate and the Participant relating to a Change in Control), and (z) 30; but, in no event, shall the multiple be greater than 0.75.

(B)

The amount determined under subparagraph (A) of this Paragraph 4(b)(i) shall be reduced by the sum of (x) the amount the Participant would be entitled to at Retirement as an annual pension benefit under the Pension Plan and any supplemental retirement plan (other than this Plan) maintained by the Company or an ERISA Affiliate calculated as a single life annuity payable at the Participant’s Normal Retirement Date (as defined under the Pension Plan) without reduction for any pre-retirement survivor’s option coverage or any reduction for early retirement, (y) 100% of the amount of the unreduced annual Social Security benefit to which the Participant would be entitled at age 65 (or such other age which may be established by the Social Security Administration from time to time as the earliest age at which a Participant may receive an unreduced benefit thereunder), assuming that the Participant has no earnings from the date of Retirement to age 65 (or such other applicable age), or, if greater, any disability benefit under Social Security to which the Participant may be entitled, and (z) the aggregate of the annual benefits to which the Participant is entitled under all Retirement Plans as of the date the Participant is employed by the Company or an ERISA Affiliate, such Social Security Benefits and benefits under all Retirement Plans to be calculated as single life annuities without any reductions, under rules, procedures and equivalents determined by the Committee. To determine the amounts referred to under (y) and (z) above, the Participant shall file a declaration of all such amounts with the Performance and Rewards Department of the Company’s subsidiary, PSEG Services Corporation, in such form as the Committee may require from time to time. No benefit shall be paid under the Plan until such a declaration, in satisfactory form, shall be filed with the Performance and Rewards Department. If a Participant is granted a disability Social Security benefit, he shall notify the Performance and Rewards Department thereof within 30 days thereof, and the Participant’s retirement benefit under this Plan shall be adjusted accordingly. The Company shall be entitled to rely on such statements in making payment, and if any such statement is incorrect or is not furnished, the Company shall be entitled to reimbursement from the Participant, the Beneficiary or their legal representatives for any overpayment and may reduce or suspend future payments to recover any such overpayment. In the event it is established to the satisfaction of the Committee, in its sole discretion, that any such statement was intentionally false or omitted, the Participant or Beneficiary shall be entitled to no further payments under the Plan, and the Company shall be entitled to recover any payments made hereunder.

(ii)	Cash Balance Plan Participants:

(A)

The Participant’s Compensation shall be multiplied by an amount equal to one one-hundredth of the sum of (x) the number of the Participant’s years of service under the Pension Plan with which such Participant would have been credited at Retirement had the Participant participated in the Pension Plan from his/her date of hire and including any additional years of age and service provided to the participant in accordance with any employment, change in control, or similar arrangement applicable to the Participant so long as the Participant incurs a termination of service from the Company and its ERISA Affiliates during the two-year period commencing upon the date of a Change in Control, (y) the number of any additional years of service credit to which the Participant may be entitled from the Company under the Mid-Career Supplemental Retirement Income Plan of Public Service Enterprise Group Incorporated and its Affiliates or any written arrangement with the Company or an ERISA Affiliate (excluding any written arrangement between the Company or ERISA Affiliate relating to a Change in Control) the, and (z) 30; but, in no event, shall the multiple be greater than 0.75.

(B)

The amount determined under subparagraph (A) of this Paragraph 4(b)(ii) shall be reduced by the sum of (x) the amount the Participant would be entitled to at Retirement as an annual pension benefit under the Cash Balance Plan and any supplemental retirement plan (other than this Plan) maintained by the Company or an ERISA Affiliate the calculated as a single life annuity payable at the Participant’s Normal Retirement Date (as defined under the Cash Balance Plan), (y) 100% of the amount of the unreduced annual Social Security benefit to which the Participant would be entitled at age 65 (or such other age which may be established by the Social Security Administration from time to time as the earliest age at which a Participant may receive an unreduced benefit thereunder), assuming that the Participant has no earnings from the date of Retirement to age 65 (or such other applicable age), or, if greater, any disability benefit under Social Security to which the Participant may be entitled, and (z) the aggregate of the annual benefits to which the Participant is entitled under all Retirement Plans as of the date the Participant is employed by the Company or an ERISA Affiliate, such Social Security Benefits and benefits under all Retirement Plans to be calculated as single life annuities without any reductions, under rules, procedures and equivalents determined by the Committee. To determine the amounts referred to under (y) and (z) above, the Participant shall file a declaration of all such amounts with the Performance and Rewards Department in such form as the Committee may require from time to time. No benefit shall be paid under the Plan until such a declaration, in satisfactory form, shall be filed with the Performance and Rewards Department. If a Participant is granted a disability Social Security benefit, he shall notify the Performance and Rewards Department thereof within 30 days thereof, and the Participant’s retirement benefit under this Plan shall be adjusted accordingly. The Company shall be entitled to rely on such statements in making payment, and if any such statement is incorrect or is not furnished, the Company shall be entitled to reimbursement from the Participant, the Beneficiary or their legal representatives for any overpayment and may reduce or suspend future payments to recover any such overpayment. In the event it is established to the satisfaction of the Committee, in its sole discretion, that any such statement was intentionally false or omitted, the Participant or Beneficiary shall be entitled to no further payments under the Plan, and the Company shall be entitled to recover any payments made hereunder.

(c)

Forms of Benefit — The annual amount determined under paragraph (b) of this Paragraph 4 shall be paid in the form of a life annuity; either a single life annuity or a joint and survivor annuity, as elected by the Participant.

	(i)	The single life annuity option is an annuity providing equal monthly payments for the lifetime of the Participant with no survivor benefits.

(ii)

The joint and survivor annuity option is a reduced monthly benefit payable to the Participant for life and to a surviving named Beneficiary for the lifetime of the Beneficiary in an amount equal to 50%, 75%, or 100% (as elected by the Participant) of the amount payable during the Participant’s lifetime.

Notwithstanding the preceding provisions, if the present value of the Participant’s total vested benefit under this Plan, the Reinstatement Plan and the Mid-Career Hire Plan does not exceed $30,000, his benefit under each of the plans shall be paid a single lump sum distribution.

(d)

Election of Payment Form – A Participant may elect an annuity form of payment pursuant to paragraph (c) at any time before his benefit commencement date, provided that any election shall also apply to any benefits payable to the Participant under the Reinstatement Plan and the Mid-Career Hire Plan. If a Participant fails to make a timely election, his retirement benefit shall be paid in the form of:

	(1)	a single life annuity, if he is not married as of his benefit commencement date; or

	(2)	a 50 percent joint and survivor annuity with his spouse as Beneficiary, if he is married as of his benefit commencement date.

If a Participant elects a joint and survivor annuity, but his Beneficiary dies before the Participant’s benefit commencement date, the Participant’s retirement benefit shall be paid in the form of a single life annuity unless the Participant validly elects a new form of payment pursuant to this paragraph

(e)

Commencement of Benefit – Except as otherwise provided in this paragraph (e), payment of a Participant’s retirement benefit shall commence or shall be made as of the last day of the month in which the Participant’s Retirement occurs or as soon as administratively practicable after such date, but in no event later than the last day permitted under Code Section 409A for treating a delayed payment as having been made on such payment date.

If the Participant is a Specified Employee, payment of the Participant’s retirement benefit shall commence or shall be made as of the last day of the month coinciding with or next following the six-month anniversary of the Participant’s Retirement date. In any case where the payment of benefits is delayed pursuant to this paragraph, the Participant’s retirement benefit shall be calculated as of the last day of the month in which the Participant’s Retirement occurs. Any annuity payments to which the Participant would be entitled during the first six months after his Retirement shall be accumulated and paid to the Participant without interest as of the last day of the month coinciding with or next following the six-month anniversary of his Retirement. If the Participant’s retirement benefit is payable in the form of a lump sum distribution, the benefit shall be increased with interest at the first segment rate as determined pursuant to Code Section 417(e)(3)(C) and (D) for the second month preceding the first day of the Plan Year in which the Retirement occurs.

Payment of the Participant’s benefit shall not be delayed or accelerated, except as provided in this subsection. If the Committee determines that a delay or acceleration of a Participant’s benefit complies with the requirements of Code Section 409A (including an acceleration to pay employment taxes), the Committee may either delay or accelerate the payment of the benefit in accordance with the terms of Code Section 409A as it deems advisable in its sole discretion. If any payment is delayed in accordance with this paragraph, the Plan shall pay such delayed payments without interest following the expiration of the delay.

(f)

Post-Separation Accruals – If a Participant earns an additional retirement benefit after a Retirement, any annuity benefits being paid to the Participant shall be increased to reflect such additional accruals as of the January 1 following the Plan Year in which such additional benefit accrues. If the Participant received a lump sum distribution of his retirement benefit as of the earlier Retirement, the value of the additional accruals shall be paid to him in a lump sum distribution as of the January 1 following the Plan Year in which such additional benefit accrues.

Notwithstanding the foregoing, if a Participant named in Paragraph 4(a) earns an additional retirement benefit after December 31, 2008, the additional accruals shall be payable as of the Participant’s Retirement as otherwise provided in this Paragraph 4.

5.	LIMITATION OF BENEFITS.

(a)

The Plan shall be unfunded with respect to all benefits to be paid hereunder. No Participant, Beneficiary or legal representative shall have any interest whatsoever in any specific assets of the Company.

	(b)	The payment of any death or survivorship benefit under this Plan shall be contingent upon such evidence of death as may be required by the Committee.

(c)

If the Company should terminate the Plan pursuant to Paragraph 7 hereof, the Company’s obligation to pay any benefits under the Plan shall likewise terminate; provided, however, that, except as otherwise provided in said Paragraph 7, the Company may not terminate the Plan with respect to any Participant subsequent to that Participant’s Retirement or death.

6.

PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT. The Plan shall not constitute a contract for the continued employment of any Participant by the Company or any ERISA Affiliate. The Company and each ERISA Affiliate reserves the right to modify a Participant’s Compensation at any time and from time to time as it considers appropriate and to terminate any Participant’s employment for any reason at any time notwithstanding the Plan.

7.

AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors of the Company may, in its sole discretion, amend, modify or terminate the Plan at any time, provided, however, that no such amendment, modification or termination shall deprive any Participant or Beneficiary of a previously acquired right unless such Participant or his Beneficiary or his legal representative shall consent to such change. Provided, further, however, that after a Change in Control, this Plan may not be terminated nor the benefit calculation reduced with respect to any Participant in the Plan on the date of such Change in Control unless such Participant or his Beneficiary or his legal representative shall consent to such change. No right to a death benefit under the Plan shall accrue until a Participant’s death and no right to a retirement benefit shall accrue until a Participant’s Retirement.

8.

WHAT CONSTITUTES NOTICE. Any notice to a Participant, a Beneficiary or any legal representative hereunder shall be given in writing, by personal delivery, overnight express service or by United States mail, postage prepaid, addressed to such person’s last known address. Any notice to the Company or the Committee hereunder (including the filing of Schedule A) shall be given by delivering it in person or by overnight express service, or depositing it in the United States mail, postage prepaid, to the Secretary of the Employee Benefits Committee, Public Service Enterprise Group Incorporated, 80 Park Plaza, T10B, P.O. Box 1171, Newark, New Jersey, 07101.

9.

ADVANCE DISCLAIMER OF WAIVER. Failure by the Company or the Committee to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.

10.	EFFECT OF INVALIDITY OF ANY PART OF THE PLAN. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision of the Plan.

11.	PLAN BINDING ON ANY SUCCESSOR. Except as otherwise provided herein, the Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company’s assets and business or with or into which the Company may be consolidated or merged.

12.	FUNCTION OF THE COMMITTEE. The Plan shall be administered by the Committee and the Committee shall be the final arbiter of any question that may arise under the Plan.

13.

LAW GOVERNING THE PLAN. Except to the extent federal law applies, the Plan shall be governed by the laws of the State of New Jersey without giving effect to principles of conflicts of law. This Plan is specifically intended to comply with the provisions of the American Jobs Creation Act of 2004 (the “AJCA”) and Section 409A of the Code and it shall automatically incorporate all applicable restrictions of the AJCA, the Code and its related regulations, and the Company will amend the Plan to the extent necessary to comply with those requirements. The timing under which a Participant will have a right to receive any payment under this Plan will be deemed to be automatically modified, and a Participant’s rights under the Plan limited to conform to any requirements under, the AJCA, the Code and its related regulations.

15.	MISCELLANEOUS.

(a) The masculine pronoun shall mean the feminine wherever appropriate.

(b) The headings are for convenience only. In the event of a conflict between the headings of a paragraph and its contents, the contents shall control.

LIMITED SUPPLEMENTAL BENEFITS PLAN
FOR CERTAIN EMPLOYEES OF
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
AND ITS SUBSIDIARIES

SCHEDULE A

Section 1.	DESIGNATION OF BENEFICIARY(IES) FOR DEATH

In the event of my death, I hereby designate the following individuals, fiduciaries or other entities, either in their own right or in their representative capacity, in the proportions and in the priority of interest designated, to be the beneficiaries of any death benefits owing to me under the Limited Supplemental Death Benefits and Retirement Plan of Public Service Enterprise Group Incorporated (Plan).

PRIMARY BENEFICIARIES -The following beneficiary(ies) shall receive all such benefits payable under the Plan in the event of my death in the proportions designated hereunder. If any one or more of the primary beneficiaries designated hereunder shall predecease me, such beneficiary’s share(s) shall be divided equally among the remaining primary beneficiaries.

Employee’s Signature

Page 1 of 3 – Schedule A

Section 1 (Continued)

NAME AND PRESENT ADDRESS PRIMARY BENEFICIARIES	PROPORTIONATE INTEREST OF PRIMARY BENEFICIARY(IES)	RELATIONSHIP TO EMPLOYEE

______________________________

______________________________	_________%	_____________

______________________________

______________________________	_________%	_____________

______________________________

______________________________	_________%	_____________

SECONDARY BENEFICIARIES -The following beneficiary(ies) shall receive all such benefits payable under the Plan in the event of my death in proportions designated hereunder only if all of my primary beneficiaries have predeceased me. If all primary beneficiaries have predeceased me and if any one or more of the secondary beneficiaries designated hereunder shall predecease me, such secondary beneficiary’s share(s) shall be divided equally among the remaining secondary beneficiaries.

NAME AND PRESENT ADDRESS SECONDARY BENEFICIARIES	PROPORTIONATE INTEREST OF SECONDARY BENEFICIARY(IES)	RELATIONSHIP TO EMPLOYEE

______________________________

______________________________	_________%	_____________

______________________________

______________________________	_________%	_____________

______________________________

______________________________	_________%	_____________

Employee’s Signature

Page 2 of 3 – Schedule A

Section 1 (Continued)

ESTATE - In the event I have declined to designate a beneficiary under this Section 1 with respect to any such benefits payable under the Plan, or if all of the beneficiaries that I have designated predecease me, then all such benefits payable under the Plan shall be payable to my estate.

Section 2.	DESIGNATION OF BENEFICIARY FOR JOINT AND SURVIVOR ANNUITY.

In the event of my death, if I am not paid a joint and survivor annuity under the Pension Plan of Public Service Electric and Gas Company, I hereby designate the following individual to be the beneficiary with respect to any joint and survivor annuity paid to me under the Plan. If I am paid a joint and survivor annuity under the Pension Plan, I understand my beneficiary for a survivor benefit under the Plan will be the same as under the Pension Plan.

Name:

Address:

Relationship to Employee:

Date of Birth:

Date:

WITNESS	EMPLOYEE’S SIGNATURE

Page 3 of 3 – Schedule A